Exhibit 10.34

AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT dated as of June 24, 2014 (this “Amendment”), is among:
(a)Convergys Funding Inc., a Kentucky corporation (“Seller”),
(b)Convergys Corporation, an Ohio corporation (“Convergys”), as initial Servicer and Performance Guarantor,
(c)Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street” or the “Conduit”),
(d)The Bank of Nova Scotia (“Scotiabank”), and its assigns hereunder (collectively, the “Scotiabank Committed Purchasers” and, together with Liberty Street, the “Scotiabank Group”),
(e)Wells Fargo Bank, N.A. (“Wells Fargo” and together with the Conduit and Scotiabank, the “Purchasers”), successor by merger to Wachovia Bank, National Association,
(f)The Bank of Nova Scotia in its capacity as agent for the Scotiabank Group (the “Scotiabank Group Agent”), and
(g)Wells Fargo Bank, N.A. in its capacity as administrative agent for the Purchasers and the Scotiabank Group Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Scotiabank Group Agent, the “Agents”).
PRELIMINARY STATEMENTS
Seller, Servicer, the Purchasers and the Agents are parties to that certain Receivables Purchase Agreement dated as of June 30, 2009, as amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.
The parties wish to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. Upon the terms and subject to the conditions set forth in this Amendment, the parties hereto hereby agree that the Agreement is hereby amended as follows:
1.1.    The definition of “Contingent Reserve” appearing in Exhibit I to the Agreement is hereby deleted in its entirety.

1.2.    The following defined terms appearing in Exhibit I to the Agreement are hereby amended and restated in their entireties to read as follows:
“Liquidity Termination Date” means January 24, 2017, as such date may be extended from time to time by agreement of each of the Scotiabank Committed Purchaser(s) in its sole discretion.
“Required Reserve” means, for any Calculation Period, the product of (a) the greater of (i) the Required Reserve Factor Floor and (ii) the sum of the Loss Reserve, the Yield Reserve, the Dilution Reserve, and the Servicing Reserve times (b) the Net Pool Balance as of the Cut-Off Date immediately preceding the Cut-Off Date of such Calculation Period.
1.3.    The address for Wells Fargo Bank, N.A. appearing on Exhibit II is hereby replaced with the following:
Wells Fargo Bank, N.A.
1100 Abernathy Rd NE
15th Floor, Suite 1500
Atlanta, GA 30328-5657
Attention: Michael Landry
2.    Representations and Warranties; Reaffirmation of Performance Undertaking.
2.1.    Representations and Warranties of Seller Parties. In order to induce the Agents, the Purchasers and the Servicer to enter into this Amendment, (i)     each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers, as to itself or on its own behalf, as applicable, as of the date hereof: (a) The execution and delivery by such Seller Party of this Amendment and the performance of its obligations hereunder and under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate or limited liability company action on its part; (b) this Amendment has been duly executed and delivered by such Seller Party; (c) this Amendment and the Agreement as amended hereby constitute the legally valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (d) as of the date hereof, the representations and warranties set forth in Section 5.1 of the Agreement are true and correct as though made on and as of the date hereof; and (e) as of the date hereof, and after giving effect to this Amendment, no event has occurred and is continuing, or would result from this Amendment, that will constitute an Amortization Event or a Potential Amortization Event.
2.2.    Reaffirmation of Performance Undertaking. By its signature below, the Performance Guarantor hereby acknowledges receipt of a copy of this Amendment and hereby confirms that after giving effect hereto, the Performance Undertaking remains in full force and effect.

3.    Effectiveness. This Amendment shall become effective as of the date first above written upon (i) receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto and acknowledged by the Performance Guarantor, and (ii) payment in full of Administrative Agent’s outstanding legal fees in connection with the Agreement. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect.
4.    Miscellaneous.
4.1.    Bankruptcy Petition. Each of Seller, the Servicer, the Agents and the Purchasers hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
4.2.    CHOICE OF LAW. THIS AMENDMENT (AND THE AGREEMENT AS AMENDED HEREBY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S OR PURCHASERS’ OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES AND RELATED SECURITY OR REMEDIES IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
4.3.    CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY), AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

4.4.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
4.6.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail attaching an image or .pdf of an executed counterpart shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
CONVERGYS FUNDING INC., AS SELLER
By: /s/ David R. Wiedwald
Name: David R. Wiedwald
Title:     Treasurer
CONVERGYS CORPORATION, AS SERVICER AND PERFORMANCE GUARANTOR
By: /s/ David R. Wiedwald
Name: David R. Wiedwald
Title:    Treasurer

LIBERTY STREET FUNDING LLC
By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President
THE BANK OF NOVA SCOTIA, AS A COMMITTED PURCHASER AND AS SCOTIABANK GROUP AGENT
By: /s/ Norman Last
Name:    Norman Last
Title:    Managing Director

WELLS FARGO BANK, N.A., INDIVIDUALLY AS A PURCHASER AND AS ADMINISTRATIVE AGENT
By: /s/ Michael J. Landry
Name:    Michael J. Landry
Title:    Vice President
Address:
Wells Fargo Bank, N.A.
1100 Abernathy Rd NE
15th Floor, Suite 1500
Atlanta, GA 30328-5657
Attention:    Michael Landry
Phone:        (404) 732-0820
Fax:        (404) 732-0802